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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 2, 2005

                         VYTERIS HOLDINGS (NEVADA), INC.
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                      000-32741                 84-1394211
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)



    13-01 Pollitt Drive, Fair Lawn, NJ                           07410
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 (Address of principal executive offices)                     (Zip Code)


        Registrant's Telephone Number, Including Area Code (201) 703-2299
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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     See Item 2.03 below for a description of the material terms of secured promissory notes issued by Vyteris Holdings (Nevada), Inc. and subscription agreements and a security agreement entered into by Vyteris Holdings (Nevada), Inc. and the lenders described in Item 2.03 below.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     In September 2004, Spencer Trask Specialty Group, LLC ("STSG") agreed to provide Vyteris Holdings (Nevada), Inc. (f/k/a Treasure Mountain Holdings, Inc.) ("Vyteris") (or, at its option, cause a related party to provide to Vyteris) with up to $5.0 million in working capital loans in the form of 11.5% secured demand promissory notes (the "Working Capital Facility"). Pursuant to the terms of the Working Capital Facility, amounts drawn under the facility must be repaid on or before November 15, 2005. Each time funds are loaned to Vyteris under the Working Capital Facility, Vyteris is required to issue to the lender a common stock purchase warrant to purchase such number of shares equal to the quotient obtained by dividing (i) 40% of the amount loaned by (ii) 3.58. The warrants are exercisable for five years from the date of issuance and have an initial exercise price of $3.58 per share. The Working Capital Facility enables Vyteris to borrow up to the lesser of $5.0 million or the sum of qualifying accounts receivable and inventory.

     On June 2, 2005, STSG and four related parties of STSG (Spencer Trask Private Equity Fund I, LP, Spencer Trask Private Equity Fund II, LP, Spencer Trask Private Equity Accredited Fund III, LLC and Spencer Trask Illumination Fund LLC) (the "Funds") made loans to Vyteris in the aggregate principal amount of $1,000,000 (the "Loans"), and Vyteris and STSG and each of the Funds entered into a subscription agreement and a security agreement (which is substantially similar to the security agreement provided in connection with the Working Capital Facility) with respect to the Loans. Vyteris issued 11.5% Secured Promissory Notes to STSG and the Funds with respect to the Loans, pursuant to which the Loans bear interest at 11.5% per year.

     In connection with the Loans, Vyteris issued warrants to STSG and the Funds having the following terms: initially, the warrants are exercisable into a maximum of 12,500 shares, in the aggregate, of Vyteris common stock at an exercise price of $4.00 per share. However, if the loans are not repaid by July 2, 2005, those warrants would be exercisable into a maximum of 25,118 shares, in the aggregate, of Vyteris common stock at an exercise price of $4.00 per share. Finally, if the loans are not repaid by August 1, 2005, those warrants would be exercisable into a maximum of 111,732 shares, in the aggregate, of Vyteris common stock, at an exercise price of $3.58 per share (which reflects the number of warrants which would have been issued, and the exercise price, if the Loans had been made pursuant to the terms of the Working Capital Facility in the first instance). If not exercised, the warrants shall expire on August 1, 2009. Unless the Loans are repaid in full by the Company on or before August 1, 2005, the 11.5% Secured Promissory Notes shall convert into the 11.5% Senior Secured Grid
Note issuable

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pursuant to the Working Capital Facility.

     Pursuant to the security agreement, the Loans are secured by a first priority lien in all of Vyteris' assets.

     STSG and the Funds may declare the entire principal amount of, and all accrued interest on, the Loans, due and payable, and STSG and the Funds may then proceed to collect such amounts or take such action as a secured creditor of Vyteris as STSG and the Funds may so elect, should any of the following events of default occur: (a) Vyteris shall fail to make any payment in respect of interest on or principal of the promissory notes within five (5) days of becoming due, whether at maturity or by acceleration or otherwise; or (b) any default or event of default shall occur with respect to any other indebtedness of Vyteris exceeding $100,000 which results in any payment with respect to such indebtedness for borrowed money becoming due prior to its stated maturity; or
(c) a final judgment which, in the aggregate with other outstanding final judgments against Vyteris, exceeds $100,000 shall be rendered against Vyteris and, if within 45 days after entry thereof, such judgment shall not have been discharged or stayed pending appeal, or within 45 days after expiration of such stay such judgment shall not have been discharged; or (d) Vyteris shall: (i) commence a voluntary case under Title 11 of the United States Code as from time to time in effect, or authorize, by appropriate proceedings of its board of directors, the commencement of such a voluntary case; (ii) have filed against it a petition commencing an involuntary case under said Title 11 which is not dismissed or vacated within 90 days after the date the same is filed; (iii) seek relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief; (iv) have entered against it any order by a court of competent jurisdiction (x) finding it to be bankrupt or insolvent, (y) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (z) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property and, in the case of clause (ii) or (iii), any such order shall not have been vacated or rescinded within 90 days after the date such order was entered; or (v) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint or consent to the appointment of a receiver or other custodian for all or a substantial part of its property.

     The Loans are in addition to the loans made to Vyteris on May 27, 2005 by STSG and the Funds in the aggregate principal amount of $500,000.

     Vyteris anticipates that it may borrow up to an additional $500,000 on the same terms as the Loans prior to July 27, 2005.

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ITEM 7.01.  REGULATION FD DISCLOSURE

     On June 2 2005, Vyteris Holdings (Nevada) Inc. announced that its development and marketing partner, Ferring Pharmaceuticals, Inc. submitted an investigational new drug (IND) application to the U.S. Food and Drug Administration (FDA) in preparation for the initiation of clinical trials on a new transdermal product developed by Vyteris and Ferring to treat female infertility. Pending clearance from the FDA, Ferring expects to initiate clinical studies in the second half of 2005. A copy of a press release dated June 2, 2005 and relating to the foregoing is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following exhibit is attached to this Current Report:


Exhibit No.          Description
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  99.1               Press release, dated June 2, 2005


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         VYTERIS HOLDINGS (NEVADA), INC.


Dated: June 7, 2005                       By: /s/ Michael McGuinness
                                              -----------------------
                                              Michael McGuinness
                                              Vice President and Chief Financial
                                              Officer, Assistant Secretary and
                                              Treasurer

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                                  EXHIBIT INDEX


EXHIBIT NO.                               DESCRIPTION
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    99.1       Press release, dated June 2, 2005